UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2019

RITTER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1880 Century Park East, Suite 1000
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 203-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	RTTR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 21, 2019, Ritter Pharmaceuticals, Inc. (the “Company”) received a letter (the “Determination Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq), notifying the Company that Nasdaq intends to delist the Company’s common stock pursuant to Nasdaq’s discretionary authority under Listing Rule 5101, based on its belief that that Company has no current operating business. The Determination Letter states that, unless the Company appeals Nasdaq’s determination and requests a hearing on the matter no later than 4:00 p.m. Eastern time on November 29, 2019, trading of the Company’s common stock on the Nasdaq Capital Market will be suspended at the opening of business on December 3, 2019 and a Form 25-NSE will be filed with the Securities and Exchange Commission.

The Determination Letter has no immediate effect on the listing of the Company’s common stock on The Nasdaq Capital Market. The Company intends to appeal Nasdaq’s determination and will request a hearing on the matter before the November 29, 2019 deadline.

As previously reported, on August 19, 2019, the Company received a written notice from Nasdaq indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(b)(1) as the Company’s stockholders’ equity, as reported in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2019, was below $2.5 million, which is the minimum stockholders’ equity required for compliance with Nasdaq Listing Rule 5550(b)(1). According to the Determination Letter, this deficiency serves as an additional and separate basis for delisting. In addition, on October 28, 2019, the Company received a written notice from Nasdaq indicating that, because the closing bid price for the Company’s common stock had been below $1.00 per share for 30 consecutive business days, it no longer complied with the minimum bid price requirement for continued listing on The Nasdaq Capital Market.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITTER PHARMACEUTICALS, INC.

By:	/s/ Andrew J. Ritter
Name:	Andrew J. Ritter
Title:	Chief Executive Officer

Date: November 26, 2019